                       THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 2001

ASSETS:
   Investments in BBH U.S. Equity Portfolio
     ("Portfolio"), at value ...................................    $14,087,172
   Receivables for capital stock sold ..........................             15
                                                                    -----------
          Total Assets .........................................     14,087,187
                                                                    -----------

LIABILITIES:
   Payables for:
     Capital stock redeemed ....................................         96,575
     Professional fees..........................................         20,887
     Accounting fees ...........................................          4,000
     Shareholder servicing/eligible institution fees............          3,041
     Board of Directors' fees...................................          2,500
     Administrative fees........................................          1,520
     Accrued expenses and other liabilities ....................          1,474
                                                                    -----------
          Total Liabilities ....................................        129,997
                                                                    -----------
NET ASSETS .....................................................    $13,957,190
                                                                    ===========

Net Assets Consist of:
   Paid-in capital..............................................    $17,543,333
   Accumulated net realized loss on investments.................     (7,431,924)
   Net unrealized appreciation on investments...................      3,845,781
                                                                    -----------
Net Assets......................................................    $13,957,190
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($13,957,190 / 1,577,875 shares).............................          $8.85
                                                                          =====

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                             STATEMENT OF OPERATIONS

                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
   Net Investment Income Allocated from Portfolio:
     Dividends (net of withholding taxes of $49)................    $   161,950
     Expenses...................................................       (132,673)
                                                                    -----------
          Net Investment Income Allocated from Portfolio .......         29,277
                                                                    -----------

   Fund Expenses:
     Shareholder servicing/eligible institution fees  ..........         42,506
     Professional fees..........................................         24,817
     Administrative fees........................................         21,253
     Accounting fees............................................         11,940
     Board of Directors' fees and expenses .....................          6,882
     Miscellaneous expenses ....................................         39,795
                                                                    -----------
          Total Expenses .......................................        147,193
                                                                    -----------
   Net Investment Loss .........................................       (117,916)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ALLOCATED FROM PORTFOLIO:
     Net realized loss on investments ..........................     (2,641,173)
     Change in unrealized appreciation
      (depreciation) on investments ............................     (3,621,118)
                                                                    -----------
     Net Realized and Unrealized Loss
       Allocated from Portfolio ................................     (6,262,291)
                                                                    -----------
   Net Decrease in Net Assets Resulting from Operations ........    $(6,380,207)
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

                      THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 For the years ended October 31,
                                                                                 -------------------------------
                                                                                     2001               2000
                                                                                  -----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment loss allocated from portfolio ..............................   $   (117,916)   $   (140,326)
     Net realized loss on investments allocated from portfolio .................     (2,641,173)     (4,004,974)
     Change in unrealized appreciation/(depreciation) on investments
       allocated from portfolio ................................................     (3,621,118)      3,993,101
                                                                                   ------------    ------------
   Net decrease in net assets resulting from operations ........................     (6,380,207)       (152,199)
                                                                                   ------------    ------------
   Dividends and distributions declared:
     From net realized gains ...................................................         (1,649)     (2,379,164)
     In excess of net realized gains ...........................................           --        (4,633,196)
                                                                                   ------------    ------------
          Total dividends and distributions declared ...........................         (1,649)     (7,012,360)
                                                                                   ------------    ------------
   Capital stock transactions:
     Net proceeds from sales of capital stock ..................................      5,473,768       9,370,104
     Net asset value of capital stock issued to shareholders in
        reinvestment of dividends and distributions ............................            480       5,568,229
     Net cost of capital stock redeemed ........................................     (6,557,524)    (11,921,202)
                                                                                   ------------    ------------
          Net increase (decrease) in net assets resulting from
             capital stock transactions ........................................     (1,083,276)      3,017,131
                                                                                   ------------    ------------
               Total decrease in net assets ....................................     (7,465,132)     (4,147,428)
                                                                                   ------------    ------------
NET ASSETS:
   Beginning of year ...........................................................     21,422,322      25,569,750
                                                                                   ------------    ------------
   End of year .................................................................   $ 13,957,190    $ 21,422,322
                                                                                   ============    ============

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                              FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                                       For the years ended October 31,
                                                          ---------------------------------------------------------
                                                            2001        2000         1999        1998        1997
                                                            ----        ----         ----        ----        ----
Net asset value, beginning of year .................      $ 12.76      $ 17.70      $ 50.88     $ 52.73      $42.30

Income from investment operations:
   Net investment income(loss) allocated
     from portfolio ................................        (0.07)       (0.08)       (0.04)(1)    0.03        0.21
   Net realized and unrealized gain (loss)
     allocated from portfolio ......................        (3.84)        0.16         6.30        1.24       12.22
Less dividends and distributions:
   From net investment income ......................           --           --           --          --       (0.14)
   In excess of net investment income ..............           --           --           --          --       (0.05)
   Net realized gains ..............................         0.00(2)     (1.70)      (39.44)      (3.12)      (1.81)
   In excess of net realized gains .................           --        (3.32)          --          --          --
                                                          -------      -------      -------     -------     -------
   Net asset value, end of year ....................      $  8.85      $ 12.76      $ 17.70     $ 50.88      $52.73
                                                          =======      =======      =======     =======     =======
Total return .......................................       (30.64)%      (1.18)%      24.17%       2.50%      30.29%
Ratios/Supplemental data:
   Net assets, end of year (000's omitted) .........      $13,957      $21,422      $25,570     $62,055     $69,045
   Expenses as a percentage of average net assets:
     Expenses paid by Fund .........................         1.65%(3)     1.57%(3)     1.35%       1.15        1.20%(4)
     Expenses offset ...............................           --           --         0.05%       0.06%       0.02%
                                                          -------      -------      -------     -------     -------
       Total Expenses ..............................         1.65%        1.57%        1.40%       1.21%       1.22%
Ratio of net investment income (loss) to
average net assets .................................        (0.69)%      (0.61)%      (0.22)%      0.04%       0.23%
Portfolio turnover rate ............................           55%5        130%(5)      124%        104%         37%

----------
1    Calculated using average shares  outstanding for the year.

2    Amount is less than $0.01 per share.

3 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

4 Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:

     Ratio of expenses to average net assets ....  n/a   n/a   n/a   n/a   1.16%

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.18%. The expense reimbursement agreement was terminated on July 1, 1997.

5    Portfolio turnover rate is that of the Portfolio in which the Fund invests.

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

     The Fund invests all of its investable assets in the BBH U.S. Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 21% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

          B. Investment Income and Expenses. The Fund records its share of income, expenses, realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

          C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the statement of assets and liabilities based upon their tax reclassification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

          D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid semi-annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

     2. Transactions with Affiliates.

     Administrative Fees. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. BBHTC has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2001, the Fund incurred $21,253 for administrative services.

                       THE 59 WALL STREET U.S. EQUITY FUND

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended October 31, 2001, the Fund incurred $42,506 for shareholder servicing/eligible institution services.

     Accounting Fees. The Fund has an accounting agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Fund incurred $11,940 for accounting services.

     Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2001, the Fund incurred $6,882 for these fees.

     3. Investment Transactions. Investment transactions of the Portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                 For the years ended October 31,
                                                 -------------------------------
                                                     2001               2000
                                                     ----               ----
Capital stock sold...............................  500,776            650,865
Capital stock issued in connection with
  reinvestment of dividends and distributions....       42            411,546
Capital stock redeemed........................... (601,847)          (828,123)
                                                  --------           --------
Net increase (decrease).......................... (101,029)           234,288
                                                  ========           ========

     5. Federal Income Tax Status. At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $1,186,028 and $2,248,605, which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2008 and on October 31, 2009, respectively.

                          INDEPENDENT AUDITORS' REPORT

Directors and Shareholders
The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.):

     We have audited the accompanying statement of assets and liabilities of The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Equity Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2001.

US Equity Fund

     The bear market in US equities which began with the market's peak in March of 2000 continued into 2001. For the Fund's fiscal year ending October 31, 2001 the S&P 500 declined 24.9% on a total return basis.

     The US economy slowed dramatically beginning in the fourth quarter of 2000 as capital spending, which had long underpinned economic growth, weakened sharply. The Federal Reserve responded promptly by lowering interest rates aggressively to offset the drag of excess capacity and overbuilt inventories. The market's initial reaction was positive, but it readily became apparent that the Fed's action would need to be complemented by expansionary fiscal policy in order to support the economy. The new Bush administration was happy to oblige, and the prospects of tax rebates prompted another short-lived market rally in the second quarter; alas, this rally too deflated over the course of the summer months as inventories continued to decline and the prospects for renewed capital spending seemed ever further away. One bright spot during the year was the continued strength of the US consumer, in spite of weaker equity markets and concerns over rising unemployment. The much-awaited negative wealth effect did not materialize, likely due to the fact that for most consumers, the wealth effect was housing-related, not market-related, and housing continued to hold up well.

     The world changed in many ways on September 11 as terrorism struck closer to home for Americans that it had ever done so before. The market response to this unprecedented event was both predictable and encouraging: once the market re-opened on September 17, a sharp sell-off was followed quickly by a rebound as it became clear that the policy responses to these events, both politically and economically, were well-grounded and economically supportive.

     In anticipation of a resumption in economic growth, the Fund was positioned for a rebound throughout most of the fiscal year, and so accordingly lagged the market as the expected economic strength did not materialize. Furthermore, the Fund's slight tilt towards larger capitalization and growth stocks also exerted a drag on performance, as these sectors of the market were out of favor. Nonetheless, we believe that the stimulative monetary and fiscal support now in place will drive a recovery in the US economy in 2002, and the Fund is well positioned to benefit from such an environment.

 [The following table was depicted as a line chart in the printed material]

                       U.S. Equity Fund Growth of $10,000

             Date            US Equity Fund         S&P 500
          ---------          --------------         -------
          7/31/1992             10,320              10,338
         10/31/1993             11,670              11,813
         10/31/1994             12,208              12,269
         10/31/1995             15,321              15,509
         10/31/1996             18,279              19,243
         10/31/1997             23,817              25,420
         10/31/1998             24,411              31,010
         10/31/1999             30,313              38,966
         10/31/2000             29,956              41,341
         10/31/2001             20,777              31,043


                  -------------------------------------------
                                  Total Return
                  -------------------------------------------
                  One Year       Five Years       Inception
                    Ended      Ended 10/31/01    to 10/31/01
                  10/31/01      (Annualized)     (Annualized)
                  -------------------------------------------
                   (30.64)%         2.59%           8.20%
                  -------------------------------------------

*     net of fees and expenses

            Past performance is not predictive of future performance.

                            BBH U.S. EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 2001

   Shares                                                             Value
   ------                                                             -----
            COMMON STOCKS (98.8%)
            BASIC MATERIALS (2.6%)
   28,040   Alcoa, Inc. ......................................     $   904,851
   23,060   International Paper Co. ..........................         825,548
                                                                   -----------
            TOTAL BASIC MATERIALS ............................       1,730,399
                                                                   -----------
            CAPITAL GOODS/DURABLES (6.9%)
   20,560   Dover Corp. ......................................         677,452
   60,770   General Electric Co. .............................       2,212,636
   21,350   Illinois Tool Works, Inc. ........................       1,221,220
   36,960   Solectron Corp.* .................................         454,608
                                                                   -----------
            TOTAL CAPITAL GOODS/
              DURABLES .......................................       4,565,916
                                                                   -----------
            CONSUMER NON-DURABLES (8.3%)
   31,740   Avon Products, Inc. ..............................       1,486,384
   34,020   Coca Cola Co. ....................................       1,628,877
   32,180   Estee Lauder Companies, Inc. .....................       1,037,805
   44,130   Gillette Co. .....................................       1,372,002
                                                                   -----------
            TOTAL CONSUMER
              NON-DURABLES ...................................       5,525,068
                                                                   -----------
            ENERGY (11.5%)
   11,200   ChevronTexaco Corp. ..............................         991,760
   21,650   Duke Energy Corp. ................................         831,577
   66,122   Exxon Mobil Corp. ................................       2,608,513
   34,344   Mirant Corp.* ....................................         892,944
   20,150   Royal Dutch Petroleum Co. ........................       1,017,776
   45,920   Williams Companies, Inc. .........................       1,325,710
                                                                   -----------
            TOTAL ENERGY .....................................       7,668,280
                                                                   -----------
            FINANCE (18.0%)
   18,504   American International Group .....................       1,454,414
   32,570   Bank of New York Co., Inc. .......................       1,107,706
   50,396   Citigroup, Inc. ..................................       2,294,026
   16,545   Fannie Mae .......................................       1,339,483
   53,510   FleetBoston Financial Corp. ......................       1,758,339
   14,450   Hartford Financial Services
              Group, Inc. ....................................         780,300
   25,120   Merrill Lynch & Co., Inc. ........................       1,097,995

            FINANCE (continued)
   18,540   Morgan Stanley ...................................     $   906,977
   26,500   St. Paul Companies, Inc. .........................       1,216,350
                                                                   -----------
            TOTAL FINANCE ....................................      11,955,590
                                                                   -----------
            HEALTH CARE (11.4%)
    9,600   Applera Corp. - Applied
              Biosystems Group ...............................         280,128
   29,380   Lilly (Eli) & Co. ................................       2,247,570
   25,650   Medtronic, Inc. ..................................       1,033,695
   55,060   Pfizer, Inc. .....................................       2,307,014
   42,034   Pharmacia Corp. ..................................       1,703,218
                                                                   -----------
            TOTAL HEALTH CARE ................................       7,571,625
                                                                   -----------
            RETAIL (7.2%)
   33,580   Costco Wholesale Corp.* ...........................      1,270,331
   37,212   Home Depot, Inc. ..................................      1,422,615
   12,900   Kohls Corp.* ......................................        717,369
   26,570   Wal-Mart Stores, Inc. .............................      1,365,698
                                                                   -----------
            TOTAL RETAIL ......................................      4,776,013
                                                                   -----------
            SERVICES (11.4%)
   36,290   AOL Time Warner, Inc.* ............................      1,132,611
   32,540   Cox Communications, Inc.* .........................      1,246,282
   62,867   Qwest Communications
              International, Inc. .............................        814,128
   45,550   SBC Communications, Inc. ..........................      1,735,910
   44,780   Sprint Corp. PCS Group * ..........................        998,594
   13,550   Verizon Communications, Inc. ......................        674,926
   27,797   Viacom, Inc. (Class B)* ...........................      1,014,868
                                                                   -----------
            TOTAL SERVICES ....................................      7,617,319
                                                                   -----------
            TECHNOLOGY (20.2%)
   18,000   Applied Materials, Inc.* ..........................        613,980
   28,080   Automatic Data Processing, Inc.....................      1,450,613
   64,390   Cisco Systems, Inc.* ..............................      1,089,479
   22,140   Computer Associates
              International, Inc. .............................        684,569
   57,600   Dell Computer Corp.* ..............................      1,381,248
   26,630   EMC Corp. * .......................................        328,082

                            BBH U.S. EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 2001

   Shares                                                             Value
   ------                                                             -----
            TECHNOLOGY (continued)
   38,900   Intel Corp. .......................................    $   949,938
   20,890   International Business
              Machines Corp. ..................................      2,257,582
   45,310   Microsoft Corp.* ..................................      2,634,776
   59,160   Sun Microsystems, Inc.* ...........................        600,474
   51,070   Texas Instruments, Inc. ...........................      1,429,449
                                                                   -----------
            TOTAL TECHNOLOGY ..................................     13,420,190
                                                                   -----------

            TRANSPORTATION (1.3%)
   17,100   United Parcel Service, Inc. .......................
            (Class B) .........................................    $   872,100
                                                                   -----------
            TOTAL TRANSPORTATION ..............................        872,100
                                                                   -----------

TOTAL INVESTMENTS, (Identified cost $81,205,227) (a) ..   98.8%    $65,702,500
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ........    1.2         825,474
                                                          ----     -----------
NET ASSETS ............................................  100.0%    $66,527,974
                                                         =====     ===========

----------
*    Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $85,096,832, the aggregate gross unrealized appreciation is $2,788,136 and the aggregate gross unrealized depreciation is $22,182,468, resulting in net unrealized depreciation of $19,394,332.

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 2001

ASSETS:
   Investments in securities, at value
     (identified cost $81,205,227) .............................   $65,702,500
   Cash ........................................................     1,069,858
   Receivables for:
     Investments sold ..........................................     1,027,883
     Contributions .............................................       100,015
     Dividends .................................................        33,298
     Due from administrator ....................................         7,673
                                                                   -----------
  Total Assets .................................................    67,941,227
                                                                   -----------

LIABILITIES:
   Payables for:
     Investments purchased .....................................     1,003,147
     Withdrawals ...............................................       305,214
     Investment advisory fees ..................................        37,732
     Professional fees .........................................        34,884
     Custody fees ..............................................        29,244
     Administration fees .......................................         2,032
     Board of Trustees' fees ...................................         1,000
                                                                   -----------
       Total Liabilities .......................................     1,413,253
                                                                   -----------

NET ASSETS .....................................................   $66,527,974
                                                                   ===========

    The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
   Income
      Dividends (net of withholding tax of $191,099) ...........   $    590,795
                                                                   ------------
   Expenses:
      Investment advisory fees .................................        530,859
      Professional fees ........................................         34,079
      Custody fees .............................................         66,346
      Administrative fees ......................................         28,585
      Board of Trustees' fees ..................................          6,753
                                                                   ------------
            Total Expenses .....................................        666,622
            Fees paid indirectly ...............................        (31,517)
                                                                   ------------
            Net Expenses .......................................        635,105
                                                                   ------------
   Net Investment Loss .........................................        (44,310)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS:
      Net realized loss on investments .........................    (12,245,320)
      Change in unrealized appreciation
         (depreciation) on investments .........................    (18,283,485)
                                                                   ------------
            Net Realized and Unrealized Loss ...................    (30,528,805)
                                                                   ------------
     Net Decrease in Net Assets Resulting from Operations ......   $(30,573,115)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       For the years ended October 31,
                                                                       -------------------------------
                                                                           2001               2000
                                                                        -----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment loss ...........................................   $     (44,310)   $    (119,859)
     Net realized loss on investments ..............................     (12,245,320)      (5,104,406)
     Change in unrealized appreciation (depreciation) on investments     (18,283,485)       2,780,758
                                                                       -------------    -------------
          Net decrease in net assets resulting from operations .....     (30,573,115)      (2,443,507)
                                                                       -------------    -------------
   Capital transactions:
     Proceeds from contributions ...................................      18,944,843      169,647,677
     Fair value of withdrawals .....................................     (28,424,643)     (60,623,281)
                                                                       -------------    -------------
          Net increase (decrease) in net assets resulting from
             capital transactions ..................................      (9,479,800)     109,024,396
                                                                       -------------    -------------
             Total increase (decrease) in net assets ...............     (40,052,915)     106,580,889

NET ASSETS:
   Beginning of year ...............................................     106,580,889               --
                                                                       -------------    -------------
   End of year .....................................................   $  66,527,974    $ 106,580,889
                                                                       =============    =============

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                          For the years ended
                                                             October 31,
                                                        ----------------------
                                                        2001              2000
                                                        ----              ----
Total Return ........................................   (29.95)%         (0.47)%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted) ........  $66,528        $106,581
   Expenses as a percentage of average net assets:
     Expenses paid by Portfolio .....................     0.78%           0.82%
     Expense offset arrangement .....................     0.04%           0.02%
                                                       -------        --------
          Total Expenses ............................     0.82%           0.84%
   Ratio of net investment loss to average net assets    (0.05)%         (0.12)%
   Portfolio turnover rate ..........................       55%            130%

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The BBH U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

     The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

          C. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

     2. Transactions with Affiliates.

     Investment Advisory Fees. The Portfolio has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which it pays BBH a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2001, the Portfolio incurred $530,859 for advisory services.

     Administrative Fees. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. BBHTC has a subadministration agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the BBHTC. For the year ended October 31, 2001, the Portfolio incurred $28,585 for administrative services.

                            BBH U.S. EQUITY PORTFOLIO

     Custody Fees. The Portfolio has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Portfolio incurred $66,346 for custody services. Custody fees for the Portfolio were further reduced by $31,517 as a result of an expense offset arrangement with the Portfolio's custodian.

     Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2001 the Portfolio incurred $6,753 for these fees.

     3. Investment Transactions. For the year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $44,482,157 and $55,705,595 respectively. There were no purchases or sales of U.S. government obligations during the year. For that same period the Portfolio paid brokerage commissions of $11,813 to BBH for transactions executed on its behalf.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH U.S. Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of BBH U.S. Equity Portfolio, including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH U.S. Equity Portfolio as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

The 59 Wall Street Fund, Inc.

Investment Adviser and Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor

59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                                U.S. Equity Fund

                                  ANNUAL REPORT

                                October 31, 2001